WEITZ SERIES FUND, INC.

Value Fund

S E M I - A N N U A L

R E P O R T

September 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended September 30, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
Sept. 30, 2002	63,025	84,653	25,052	172,730	-25.6	††

The Fund’s average annual total return for the one, five and ten year periods ending September 30, 2002, was -20.3%, 8.4% and 14.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $18,653. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

† Return is for the period 5/9/86 through 12/31/86

†† Return is for the period 1/01/02 through 9/30/02

2

WEITZ SERIES FUND, INC. — VALUE FUND
September 30, 2002 — Semi-Annual Report

October 7, 2002

Dear Fellow Shareholder:

        The bear market continues. We’re actually starting to feel a lot more optimistic because some of our favorite companies are getting very cheap, but before we get into that, here is the scorecard for our portfolio and the rest of the stock market. This table compares our Fund to the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10-year Nasdaq number for which reinvestment of dividend information was not available).

	3rd Qtr. 2002	Ytd 2002	1-Year	3-Years	5-Years	10-Years
Weitz Value Fund	-14.8%	-25.6%	-20.3%	-1.6%	8.4%	14.1%
S&P 500	-17.3	-28.1	-20.5	-12.9	-1.6	9.0
Nasdaq	-19.8	-39.7	-21.5	-24.5	-6.7	7.2
Russell 2000	-21.4	-25.1	-9.3	-4.1	-3.2	8.0
Average Growth and
Income Fund*	—	—	-18.0	-8.4	-1.9	8.3

*	Source: Lipper Analytical Services. We contract with Lipper to provide one, three, five, and ten-year data only.

        As you can see, we are down marginally less than the S&P 500, our primary benchmark, but no sector of the market has been spared dramatic losses this year. The longer-term comparisons are much more favorable, and while, as they say, “You can’t eat relative performance,” we would like to think that the long-term record reflects an investment approach that should continue to deliver reasonable returns in the years to come.

Market Commentary — Reasons for Optimism

        The combination of ingredients that has made this “correction” worse than usual has been well documented: (1) a 25-year bull market during which stocks rose more than tenfold led to over-confidence and over-valuation; (2) a 10-year economic expansion and capital spending boom created over-capacity, then recession, in many industries; (3) September 11 affected consumer confidence and travel patterns, and added significant costs to doing business; (4) the seemingly endless disclosures of lapses in integrity in corporate America have shaken confidence in businesses and their financial reports.

        The dimensions of this bear market are staggering. As of September 30, 2002, the S&P 500 and Nasdaq have fallen roughly 45% and 78%, respectively, from their March, 2000 highs. Countless technology and telecommunications companies have fallen 90+% or disappeared altogether. Something on the order of $7 trillion of equity values has evaporated over this period. During this same 2½ year timeframe, our Fund has declined by ‘only’ about 8% from its March 2000 high, but as the selling has broadened this year, we have ‘participated’ all too fully. As an old timer in the investment business, this period has been very reminiscent of 1973-74.

3

        Strangely enough, as the gloom intensifies in Wall Street, we are starting to feel much more optimistic. There are still plenty of things to worry about — war with Iraq, softening consumer and housing sectors, depressed conditions in the technology and telecom industries, high levels of consumer and corporate debt, etc. However, at this point the problems are pretty well recognized and the adjustment process is underway.

        Credit is less available and more expensive, and companies have become much more realistic about slowing their expansion plans, cutting costs, and repairing their balance sheets. There is more focus on free cash flow. Companies are adjusting their operations to the new, harsher economic reality and for most, this should lead to stronger profits and a more solid base for future growth.

        The recession will run its course. Integrity issues will fade as perpetrators are punished, rules are changed, and corporate governance gets a much-needed overhaul. Accountants will presumably do their work more carefully and have the courage to require financial statements that accurately reflect economic reality. This is not to say that the business world will be perfect, but the revulsion, fear, and confusion that are contributing to the weak market should fade in time.

        Most importantly, lots of stocks are looking downright cheap. Our top ten holdings, which make up almost 50% of our portfolio, are all selling at significant discounts to our assessment of their intrinsic values. These are stocks that have been in our Fund for between one year (Washington Post) and 16 years (Berkshire Hathaway), and in several cases, we have added to the positions as prices have fallen.

        Berkshire Hathaway (7.6%) is, arguably, the world’s strongest insurance company and is in a great position to take advantage of very high insurance rates. Huge liquid reserves (increased every day by a collection of prosaic but cash-generating businesses) are available to buy securities, tangible assets like natural gas pipelines, and whole businesses. Warren Buffett is the portfolio manager.

        Liberty Media (6.2%) owns a portfolio of public and private media assets we estimate to be worth at least twice the stock price. It is managed by John Malone, who has a terrific record of building value for shareholders, and has access to capital to make opportunistic acquisitions.

        Park Place Entertainment (5.2%) is the world’s largest gaming company, formed through the merger of four separate casino companies. New management has work to do in integrating the four operations and bringing margins up to industry standards, but the company already generates significant amounts of free cash flow. With modest success and a stronger economy, the stock could be worth twice current price.

4

        Washington Mutual (5.2%) is the largest U.S. savings and loan. It has a history of strong returns on equity and earnings growth. Investors are skeptical that WM can maintain its historical growth rate, but at 8 times current earnings and yielding 3.4%, the stock seems undervalued.

        Host Marriott (4.8%) is a real estate investment trust which owns a large portfolio of luxury hotels. The hotel business has been depressed since September 11, but the stock is $9 while replacement cost for the hotels is probably $20. With very few new luxury hotel rooms being built, we expect the supply-demand equation to shift in Host’s favor as business travel returns to normal. Within 2-3 years, we expect Host may be able to top its 2000 level of free cash flow of $1.50 and dividend of $1.04 and may sell in the mid- to upper-teens.

        Comcast (4.8%) is, arguably, the best managed cable TV company. It generated significant free cash in 2002 and owns very valuable programming assets. Investors are skeptical about Comcast’s ability to integrate its AT&T cable acquisition. We are believers that Comcast should be able to repeat past successes, regain its reputation as the premier public cable company, and return to a much higher valuation.

        Countrywide Credit (3.9%) is a leading mortgage originator and servicer. It is perceived to be a cyclical stock whose earnings will collapse when interest rates rise and the current refinancing boom ends. We believe that Countrywide has diversified its business and prepared itself for the next interest rate cycle in a way that could (pleasantly) surprise Wall St. The stock sells at about 8 times this year’s earnings, and we believe that earnings can grow from current levels.

        Washington Post (3.8%) Aside from its flagship newspaper, Post owns network TV stations, Newsweek Magazine, cable TV, and a rapidly growing education business (Kaplan). It has a very long-term focus on growing the business and does nothing to “smooth” short-term results, so Wall St. tends to ignore it. Nevertheless, although its stock is up over 25% since we bought it a year ago, we believe it is worth considerably more than its September 30 price of $649.

        Hilton Hotels (3.6%) owns large business-oriented and resort hotels, franchises several brands of limited service hotels, and develops timeshare properties. Although its business is more diversified than Host Marriott’s, it suffers from the same weak business travel environment. We believe it has the same sort of upside potential as Host when the business travel market revives.

        Citizens Communications (3.5%) is a pure play on rural wireline telephone. “Telephone” is a 4-letter word in this market, and investors are not interested (today) in a company which is in the least competitive sector of the telecom world and is generating a strong, growing stream of free cash flow. Very conservative assumptions lead us to a private market value of $12 which is almost twice the quarter-end stock price.

5

        The balance of the portfolio contains some very cheap smaller companies, new positions in some quality companies that have been victims of the bear market, and some good companies that are not as cheap because their stocks have held up well in the decline (as well as 14% cash and reserves). When emotions rule, cheap stocks can get cheaper, but from today’s price levels, our portfolio appears to have more upside potential than it has for some time.

Outlook

        This bear market has erased many of the excesses of the tech bubble, but bear markets have been known to over-correct. It is futile to try to call a bottom. However, we like our stocks at today’s prices and that is a good starting point. At some point in the next several quarters, we would expect a combination of improving economic conditions and more positive investor sentiment to lead to recognition of the values of the businesses in our portfolio. In the meantime, we appreciate the patience and understanding of our shareholders.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

6

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities September 30, 2002 (Unaudited)

Shares or units		Cost	Value
	COMMON STOCKS — 85.2%
	Advertising and Marketing — 0.8%
400,000	Interpublic Group of Companies, Inc.	$ 5,330,800	$ 6,340,000
526,700	Valassis Communications, Inc.*	7,401,172	18,471,369

		12,731,972	24,811,369

	Auto Services — 0.1%
276,400	Insurance Auto Auctions, Inc.*	3,031,106	4,176,680

	Banking — 10.5%
2,011,800	Greenpoint Financial Corp.	43,297,523	83,972,532
3,976,995	U.S. Bancorp	66,886,444	73,892,567
4,873,903	Washington Mutual, Inc.	111,499,426	153,381,728

		221,683,393	311,246,827

	Cable Television — 7.7%
12,121,733	Adelphia Communications Corp. CL A*	1,697,043	1,515,217
650,000	AT&T Corp.	8,465,654	7,806,500
19,803,609	Charter Communications, Inc. CL A*†	171,191,542	36,834,713
6,774,500	Comcast Corp.- Special CL A*	186,728,584	141,316,070
4,280,575	Insight Communications Co.*†	73,581,624	39,509,707

		441,664,447	226,982,207

	Consumer Products and Services — 1.0%
5,969,900	Six Flags, Inc.*†	101,553,664	21,014,048
349,900	Waste Management, Inc.	7,946,525	8,159,668

		109,500,189	29,173,716

	Financial Services — 7.6%
817	Berkshire Hathaway, Inc. CL A*	39,448,343	60,376,300
66,917	Berkshire Hathaway, Inc. CL B*	129,904,211	164,950,405
2,100,000	Imperial Credit Industries, Inc.*	81,900	8,400

		169,434,454	225,335,105

The accompanying notes form an integral part of these financial statements. 7

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Information and Data Processing — 0.0%
134,135	Intelligent Systems Corp.*	$ 283,821	$ 220,652

	Lodging and Gaming — 9.3%
1,292,100	Extended Stay America, Inc.*	13,470,384	16,409,670
9,340,200	Hilton Hotels Corp.	88,299,533	106,291,476
19,350,500	Park Place Entertainment Corp.*†	184,286,903	153,836,475

		286,056,820	276,537,621

	Media and Entertainment — 10.0%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,029,123
25,681,100	Liberty Media Corp.- A*	310,140,670	184,390,298
172,000	Washington Post Co. CL B	87,548,000	111,628,000

		399,464,176	297,047,421

	Mortgage Banking — 4.1%
2,476,800	Countrywide Credit Industries, Inc.	69,214,309	116,781,120
100,000	Fannie Mae	6,691,435	5,954,000

		75,905,744	122,735,120

	Printing Services — 0.2%
4,518,600	Mail-Well, Inc.*†	43,862,020	4,699,344

	Real Estate and Construction — 3.3%
3,793,000	Catellus Development Corp.*	49,420,360	69,980,850
818,400	Forest City Enterprises, Inc. CL A	11,075,278	26,598,000

		60,495,638	96,578,850

The accompanying notes form an integral part of these financial statements. 8

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Real Estate Investment Trusts — 14.4%
3,070,605	Archstone-Smith Trust	$ 71,502,805	$ 73,326,047
284,700	Avalonbay Communities, Inc.	13,086,298	11,900,460
920,600	Capital Automotive REIT	12,837,960	22,996,588
491,800	Hanover Capital Mortgage Holdings, Inc.†	4,239,198	3,590,140
15,371,600	Host Marriott Corp.†	131,980,001	142,648,448
314,025	Medical Office Properties, Inc.**#	6,264,799	3,140,250
1,337,980	Newcastle Investment Holdings, Inc.†#	23,904,479	24,083,640
2,087,100	NovaStar Financial, Inc.†	14,398,556	45,603,135
1,558,217	Redwood Trust, Inc. †	34,754,430	42,586,071
1,407,000	Vornado Realty Trust	55,280,043	55,506,150

		368,248,569	425,380,929

	Retail — 3.0%
100,000	Kroger Co.*	1,827,270	1,410,000
3,959,900	Safeway, Inc.*	147,901,358	88,305,770

		149,728,628	89,715,770

	Telecommunications — 12.0%
2,110,000	Alltel Corp.	113,813,131	84,674,300
2,560,884	AT&T Wireless Services, Inc.*	39,949,890	10,550,842
906,400	Centennial Communications Corp.*	3,379,983	2,628,560
15,186,000	Citizens Communications Co.*†	174,044,366	102,961,080
26,968,700	Qwest Communications International, Inc.*	328,500,017	61,488,636
1,638,000	Sprint Corp.	31,122,000	14,938,560
1,532,400	Telephone and Data Systems, Inc.	79,665,657	77,309,580
38,100	United States Cellular Corp.*	1,794,528	1,126,998

		772,269,572	355,678,556

	Utilities — 1.2%
3,419,200	Westar Energy, Inc.	75,795,304	34,397,152

	Total Common Stocks	3,190,155,853	2,524,717,319

The accompanying notes form an integral part of these financial statements. 9

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	NON-CONVERTIBLE PREFERRED STOCKS — 0.1%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	$ 651,000	$ 832,500
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	156,000
34,000	RB Asset, Inc. 15.0% Pfd. Series A*	845,750	680,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,668,500

Face amount
	CORPORATE BONDS — 0.5%
$ 750,000	Local Financial Corp. 11.0% 9/08/04	750,000	783,750
8,000,000	Charter Communications, Inc. Convertible 5.75% 10/15/05	4,114,247	3,900,000
5,000,000	Charter Communications, Inc. 8.25% 4/01/07	3,053,964	3,100,000
5,000,000	Charter Communications, Inc. 10.75% 10/01/09	3,318,900	3,175,000
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,218,418	5,503,390

	Total Corporate Bonds	16,455,529	16,462,140

	U.S. GOVERNMENT AND AGENCY SECURITIES — 3.9%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,567,821	104,193,800
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,314,832
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,554	1,120,316
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,045,132

	Total U.S. Government and Agency Securities	109,568,375	114,674,080

The accompanying notes form an integral part of these financial statements. 10

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Investments in Securities, Continued

Face amount		Cost	Value
	SHORT-TERM SECURITIES — 10.2%
$ 45,773,330	Milestone Treasury Obligations Portfolio	$ 45,773,330	$ 45,773,330
91,458,910	Wells Fargo Government Money Market Fund	91,458,910	91,458,910
126,000,000	U.S. Treasury Bills due 11/07/02 to 11/29/02	125,662,347	125,687,042
40,000,000	Federal Home Loan Bank Discount Note 12/04/02	39,881,956	39,886,240

	Total Short-Term Securities	302,776,543	302,805,522

	Total Investments in Securities	$3,621,098,050	2,960,327,561

	Covered Call Options Written — 0.0%		(1,150,000)
	Other Assets Less Liabilities — 0.1%		2,547,745

	Total Net Assets — 100%		$ 2,961,725,306

	Net Asset Value Per Share		$ 25.21

No. of contracts		Expiration date/ Strike price	Value
COVERED CALL OPTIONS WRITTEN
4,000	Interpublic Group of Companies, Inc. (premiums received $1,039,582)	January 2003/15	$ (1,150,000)

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

The accompanying notes form an integral part of these financial statements. 11

WEITZ SERIES FUND, INC. — VALUE FUND Schedule of Assets and Liabilities September 30, 2002 (Unaudited)

Assets:
Investments in securities at value :
Unaffiliated issuers (cost $2,663,301,267)	$2,342,960,760
Non-controlled affiliates (cost $957,796,783)	617,366,801	$ 2,960,327,561

Accrued interest and dividends receivable		7,377,952
Receivable for securities sold		272,610
Receivable for fund shares sold		14,238

Total assets		2,967,992,361

Liabilities:
Due to adviser		2,743,553
Payable for securities purchased		1,952,938
Covered call options written, at value (proceeds received $1,039,582)		1,150,000
Payable for fund shares redeemed		110,746
Other expenses		309,818

Total liabilities		6,267,055

Net assets applicable to outstanding capital stock		$ 2,961,725,306

Net assets represented by:
Paid-in capital		3,653,725,964
Accumulated undistributed net investment income		14,361,513
Accumulated undistributed net realized loss		(45,481,264)
Net unrealized depreciation of investments		(660,880,907)

Total representing net assets applicable to shares outstanding		$ 2,961,725,306

Net asset value per share of outstanding capital stock
(117,464,999 shares outstanding)		$ 25.21

The accompanying notes form an integral part of these financial statements. 12

WEITZ SERIES FUND, INC. — VALUE FUND Statement of Operations Six months ended September 30, 2002 (Unaudited)

Investment income:
Dividends		$ 26,983,610
Interest		7,670,062

Total investment income		34,653,672

Expenses:
Investment advisory fee		18,308,462
Administrative fee		1,213,857
Custodial fees		48,735
Directors fees		33,172
Other expenses		676,193

Total expenses		20,280,419

Net investment income		14,373,253

Realized and unrealized loss on investments:
Net realized loss on securities	(45,367,707)
Net unrealized depreciation of investments	(1,071,505,507)

Net realized and unrealized loss on investments		(1,116,873,214)

Net decrease in net assets resulting from operations		$(1,102,499,961)

The accompanying notes form an integral part of these financial statements. 13

WEITZ SERIES FUND, INC. — VALUE FUND Statements of Changes in Net Assets

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002
Increase (decrease) in net assets:
From operations:
Net investment income	$ 14,373,253	$ 36,637,681
Net realized gain (loss)	(45,367,707)	40,108,238
Net unrealized depreciation	(1,071,505,507)	(35,777,889)

Net increase (decrease) in net assets resulting
from operations	(1,102,499,961)	40,968,030

Distributions to shareholders from:
Net investment income	(4,632,154)	(45,330,926)
Net realized gains	(40,031,436)	(78,110,173)

Total distributions	(44,663,590)	(123,441,099)

Capital share transactions:
Proceeds from sales	373,150,609	1,657,220,743
Payments for redemptions	(819,340,026)	(824,228,946)
Reinvestment of distributions	41,259,424	114,623,746

Total increase (decrease) from capital share transactions	(404,929,993)	947,615,543

Total increase (decrease) in net assets	(1,552,093,544)	865,142,474

Net assets:
Beginning of period	4,513,818,850	3,648,676,376

End of period (including undistributed investment income of
$14,361,513 and $4,620,414, respectively)	$ 2,961,725,306	$ 4,513,818,850

The accompanying notes form an integral part of these financial statements. 14

WEITZ SERIES FUND, INC. — VALUE FUND Financial Highlights

The following financial information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31,

		2002	2001	2000	1999	1998
Net asset value, beginning of period	$34.25	$34.73	$32.00	$31.02	$29.31	$20.99

Income (loss) from investment operations:
Net investment income	0.12	0.27	0.50	0.38	0.27	0.22
Net gain (loss) on securities (realized and unrealized)	(8.81)	0.29	6.14	2.64	4.62	11.02

Total from investment operations	(8.69)	0.56	6.64	3.02	4.89	11.24

Less distributions:
Dividends from net investment income	(0.04)	(0.37)	(0.49)	(0.37)	(0.17)	(0.31)
Distributions from realized gains	(0.31)	(0.67)	(3.42)	(1.67)	(3.01)	(2.61)

Total distributions	(0.35)	(1.04)	(3.91)	(2.04)	(3.18)	(2.92)

Net asset value, end of period	$25.21	$34.25	$34.73	$32.00	$31.02	$29.31

Total return	-25.5% †	1.5%	21.9%	9.7%	18.0%	58.8%

Ratios/supplemental data:
Net assets, end of period ($000)	2,961,725	4,513,819	3,648,676	2,471,216	1,691,031	448,276
Ratio of expenses to average net assets	1.07% *	1.06%	1.11%	1.19%	1.26%	1.27%
Ratio of net investment income to average net assets	0.76% *	0.87%	1.60%	1.39%	1.35%	0.87%
Portfolio turnover rate	14% †	13%	36%	31%	36%	39%

*	Annualized

†	Not Annualized

The accompanying notes form an integral part of these financial statements. 15

WEITZ SERIES FUND, INC. — VALUE FUND Notes to Financial Statements September 30, 2002 (Unaudited)

(1)	Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2002, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2)	Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a)	Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the Nasdaq national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

16

(b)	Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c)	Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e)	Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

17

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)	Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser is being paid a monthly fee. The annual investment advisory fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. The annual administrative fee schedule for the Fund is as follows:

AVERAGE DAILY NET ASSET BREAK POINTS

Greater Than	Less Than Or Equal to	Rate

$0	$25,000,000	0.200%
25,000,000	100,000,000	0.175%
100,000,000	500,000,000	0.150%
500,000,000		0.050%

The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2002.

Weitz Securities, Inc., as distributor, received no compensation for the distribution of Fund shares.

18

(4)	Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. Three hundred million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)	Year ended March 31, 2002
Distributions paid from:
Shares issued	12,195,645	14,801,873
Shares redeemed	(27,943,907)	(24,310,788)
Reinvested dividends	1,429,641	3,242,615

Net decrease	(14,318,621)	(26,733,703)

(5)	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Fund are summarized as follows:

Year ended March 31, 2002

Distributions paid from:
Ordinary income	$66,365,940
Long-term capital gains	$57,075,159

Total distributions	$123,441,099

As of March 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$24,622,262
Undistributed long-term gains	20,027,682
Undistributed appreciation	410,512,949

$455,162,893

As of March 31, 2002, the difference between book basis and tax basis unrealized appreciation and undistributed long-term gains is attributed to the deferral of losses on wash sales.

19

(6)	Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $465,109,470 and $517,937,022, respectively. The cost of investments for Federal income tax purposes is $3,621,209,701. At September 30, 2002, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $355,298,045 and $1,016,180,185, respectively.

(a)	Illiquid Securities

The Fund owns certain securities which have a limited trading market and therefore may be illiquid. Such securities have also been valued at fair value in accordance with the procedures described in Note 2. Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed. These differences could be material. Illiquid securities owned at September 30, 2002, include the following:

Cost
Medical Office Properties, Inc.	$6,264,799
Newcastle Investment Holdings, Inc.	23,904,479

Total illiquid securities	$30,169,278

The total value of these securities at September 30, 2002, was $27,223,890, representing 0.9% of the Fund’s net assets.

(b)	Covered Call Options

Transactions relating to covered call options are summarized as follows:

	Six months ended Sept. 30, 2002 (Unaudited)
	Number of Contracts	Premiums
Options outstanding, beginning of period	232	$72,395
Options written, during the period	4,000	1,039,582
Options exercised, during the period	(232)	(72,395)

Options outstanding, end of period	4,000	$1,039,582

20

(7)	Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

Name of Issuer	Number of Shares Held March 31, 2002	Gross Additions	Gross Reductions	Number of Shares Held Sept. 30, 2002	Value Sept. 30, 2002	Dividend Income	Realized Gains/(Losses)
Capital Automotive REIT*	2,066,400	—	(1,145,800)	920,600	$22,996,588	$1,021,163	$11,308,112
Charter Communications, Inc. CL A	8,418,600	11,385,009	—	19,803,609	36,834,713	—	—
Citizens Communications Co.	15,186,000	—	—	15,186,000	102,961,080	—	—
Hanover Capital Mortgage Holdings, Inc.	516,800	—	(25,000)	491,800	3,590,140	252,150	(170,814)
Host Marriot Corp.	15,371,600	—	—	15,371,600	142,648,448	—	—
Imperial Credit Industries, Inc.*	3,126,000	2,100,000	(3,126,000)	2,100,000	8,400	—	(1,484,850)
Insight Communications Co.	3,780,075	500,500	—	4,280,575	39,509,707	—	—
Mail-Well, Inc.	4,518,600	—	—	4,518,600	4,699,344	—	—
Newcastle Investment Holdings, Inc.†	1,337,980	—	—	1,337,980	24,083,640	2,408,364	—
Novastar Financial, Inc.	2,806,300	—	(719,200)	2,087,100	45,603,135	4,071,190	14,235,454
Park Place Entertainment Corp.	19,350,500	—	—	19,350,500	153,836,475	—	—
Redwood Trust, Inc.	1,533,217	25,000	—	1,558,217	42,586,071	2,352,908	—
Six Flags, Inc.	5,969,900	—	—	5,969,900	21,014,048	—	—

Totals					$640,371,789	$10,105,775	$23,887,902

*	Company was considered a non-controlled affiliate at March 31, 2002, but as of September 30, 2002, they are no longer a non-controlled affiliate.

†	Fortress Investment Corp.’s name was changed to Newcastle Investment Holdings, Inc.

(8)	Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 13, 2002 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

21

(This page has been left blank intentionally.) 22

(This page has been left blank intentionally.) 23

Board of Directors

   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers

   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President
   Richard F. Lawson, Vice-President

Investment Adviser

   Wallace R. Weitz & Company

Distributor

   Weitz Securities, Inc.

Custodian

   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent

   Wallace R. Weitz & Company

Sub-Transfer Agent

   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

10/25/02